SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): December 31, 1997


                        United States Filter Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware               1-10728           33-0266015
    ----------------------------  --------------   -------------------
    (State or other jurisdiction  (Commission        (IRS Employer
         of incorporation)        File Number)     Identification No.)



      40-004 Cook Street, Palm Desert, California      92211
      --------------------------------------------    ----------
      (Address of principal executive offices)       (Zip code)



        Registrant's telephone number, including area code: 760-340-0098

                               Page 1 of 4 pages.
                        Exhibit Index begins on page 4.

Item 5.     Other Events.

            The Registrant entered into a Merger Agreement, dated as of December 31, 1997, with The Kinetics Group, Inc. ("Kinetics"), the stockholders of Kinetics and U.S. Filter/KG Acquisition Corp. ("Sub") providing for the Merger of Sub with and into Kinetics, pursuant to which Kinetics would become a wholly owned subsidiary of the Registrant, on the principal terms described in the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits

            Exhibit No.       Description
            -----------       -----------
            2.1               Merger Agreement dated as of December 31, 1997,
                              among United States Filter Corporation,
                              U.S. Filter/KG Acquisition Corp., The
                              Kinetics Group, Inc., and the
                              stockholders of Kinetics

            99.1              Press Release dated January 5, 1998,
                              issued by the Registrant



                               Page 2 of 4 pages.
                         Exhibit Index begins on page 4.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    United States Filter Corporation


Date:  January 15, 1998             By:   /s/ Damian C. Georgino
                                          -------------------------
                                          Damian C. Georgino
                                          Senior Vice President,
                                          General Counsel and
                                          Corporate Secretary


                               Page 3 of 4 pages.
                        Exhibit Index begins on page 4.

                                  EXHIBIT INDEX




Exhibit No.            Description
-----------            -----------
 2.1                   Merger  Agreement  dated as of  December  31,  1997,
                       among  United   States  Filter   Corporation,   U.S.
                       Filter/KG  Acquisition  Corp.,  The Kinetics  Group,
                       Inc., and the stockholders of Kinetics.

99.1                   Press Release dated January 5, 1998



                               Page 4 of 4 pages.
                         Exhibit Index begins on page 4.